Execution Copy

Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-5977 Facsimilie: 212-797-8826

To:

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3

Attn:	Corporate Trust & Loan Agency/DBALT 2007-AR3
Fax No:	212-525-1300
From:	DEUTSCHE BANK AG, NEW YORK BRANCH
Attn:	New York Derivatives Documentation
Telephone No:	212-250-9425
Fax No:	212-797-0779
Email:	NYderivative.documentation@db.com
Reference:	Global No. N607153N
Date:	April 30, 2007

Swap Transaction Confirmation

1.

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“DBAG”) and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3 (“Counterparty”) created under the Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3 dated as of April 1, 2007 among Deutsche Alt-A Securities, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation,

Chairman of the Supervisory Board: Clemens Börsig Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned thereto in the Agreement (as herein defined).  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

2.

This Confirmation supersedes any previous confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to the terms and conditions of the ISDA Master Agreement dated as of April 30, 2007, between each of DBAG and Counterparty (the “Agreement”). Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

3.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Type of Transaction:	Rate Swap
Notional Amount:	With respect to any Calculation Period the amount set forth for such period on Schedule I attached.
Trade Date:	April 27, 2007
Effective Date:	May 25, 2007
Termination Date:	April 25, 2012
Obligations:	The Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3 Class I-A-1, Class I-A-2, Class I-A-3 and Class I-A-4 Certificates.
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate:	4.95%
Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on April 25, 2012, with No Adjustments.
Fixed Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Amount:	Notional Amount * Fixed Rate * Fixed Rate Day Count Fraction
Fixed Rate Day Count Fraction:	30/360
Additional Fixed Amount:
Additional Fixed Amount Payer	Party B
Additional Fixed Amount	$1,444,000
Additional Fixed Amount Payment Date:	April 30, 2007
Floating Amounts:
Floating Rate Payer:	DBAG
Floating Rate Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on April 25, 2012, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA
Floating Amount:	Notional Amount * Floating Rate Option * Floating Rate Day Count Fraction
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Additional Terms:
Business Days:	New York
Calculation Agent:	DBAG
Account Details and Settlement Information:	Payments to DBAG: Deutsche Bank Trust Company – Americas, New York SWIFT Code: BKTRUS33 ABA# 021001033 Favor of: Deutsche Bank AG, New York Acct. # 01 473 969 Reference: N607153N
Payments to Counterparty: Wells Fargo Bank, NA ABA# 121000248 Account Name: SAS Clearing Account # 3970771416 FFC to: DBALT 2007-AR3 Certificate Swap Account # 53136005

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation

Telephone: 44 20 7547 4755

Facsimile: 44 20 7545 9761

E-mail:derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us.  If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH (RMBS Derivatives Desk)

For and on behalf of

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3

/s/ Christopher Flanagan Name: Christopher Flanagan Title: Vice President Date: April 30, 2007	/s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President Date: April 30, 2007
/s/ Maria Valdez Name: Maria Valdez Title: Authorized Signatory Date: April 30, 2007

SCHEDULE I

(With respect to each Fixed Rate Payer Period End Date, all such dates are with No Adjustment, and with respect to each Floating Rate Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention)

Distribution Date	Swap Notional Amount ($)	Strike Rate (% per annum)
June 25, 2007	807,803,821.90	4.95
July 25, 2007	790,014,501.21	4.95
August 25, 2007	768,756,535.51	4.95
September 25, 2007	748,463,584.94	4.95
October 25, 2007	726,774,929.90	4.95
November 25, 2007	703,670,798.46	4.95
December 25, 2007	679,115,155.87	4.95
January 25, 2008	653,864,434.88	4.95
February 25, 2008	626,893,163.67	4.95
March 25, 2008	599,285,937.50	4.95
April 25, 2008	572,567,575.42	4.95
May 25, 2008	546,849,544.73	4.95
June 25, 2008	522,530,713.96	4.95
July 25, 2008	499,043,729.34	4.95
August 25, 2008	476,850,655.71	4.95
September 25, 2008	455,644,271.89	4.95
October 25, 2008	435,339,774.17	4.95
November 25, 2008	415,978,963.85	4.95
December 25, 2008	397,478,950.88	4.95
January 25, 2009	379,801,472.52	4.95
February 25, 2009	362,909,966.48	4.95
March 25, 2009	346,727,659.87	4.95
April 25, 2009	330,819,989.64	4.95
May 25, 2009	316,106,501.69	4.95
June 25, 2009	302,047,224.91	4.95
July 25, 2009	288,613,077.97	4.95
August 25, 2009	275,776,271.97	4.95
September 25, 2009	263,510,253.06	4.95
October 25, 2009	251,789,647.55	4.95
November 25, 2009	240,590,209.46	4.95
December 25, 2009	229,888,770.41	4.95
January 25, 2010	219,663,191.76	4.95
February 25, 2010	209,145,998.11	4.95
March 25, 2010	186,465,365.97	4.95
April 25, 2010	172,693,968.18	4.95
May 25, 2010	152,603,761.22	4.95
June 25, 2010	145,815,995.88	4.95
July 25, 2010	139,296,522.11	4.95
August 25, 2010	133,100,484.73	4.95
September 25, 2010	127,179,970.67	4.95
October 25, 2010	121,522,731.21	4.95
November 25, 2010	116,117,062.07	4.95
December 25, 2010	110,951,779.13	4.95
January 25, 2011	106,016,195.44	4.95
February 25, 2011	101,300,099.01	4.95
March 25, 2011	96,793,731.75	4.95
April 25, 2011	92,487,769.33	4.95
May 25, 2011	88,373,301.83	4.95
June 25, 2011	84,441,815.41	4.95
July 25, 2011	80,685,174.64	4.95
August 25, 2011	77,075,842.67	4.95
September 25, 2011	73,646,794.43	4.95
October 25, 2011	70,319,758.38	4.95
November 25, 2011	67,004,984.82	4.95
December 25, 2011	64,023,820.14	4.95
January 25, 2012	61,002,886.10	4.95
February 25, 2012	56,637,454.45	4.95
March 25, 2012	27,959,459.61	4.95
April 25, 2012	21,328,690.89	4.95
May 25, 2012	0	0